Supplement dated August 7, 2015
to the Statement of Additional Information (the "SAI"), dated August 1, 2015, for the following fund:
Fund
Columbia Funds Series Trust II
Active Portfolios Multi-Manger Value Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending May 31
AP - Multi-Manager Value Fund	Columbia Management: Steve Schroll	5 RICs 1 PIV 10 other accounts	$11.83 billion $6.54 million $72.16 million	None	None	(2)	(11)
	Paul Stocking	5 RICs 1 PIV 372 other accounts	$11.83 billion $6.54 million $82.41 million
	Dean Ramos	5 RICs 1 PIV 10 other accounts	$11.83 billion $6.54 million $69.73 million
	DFA: Joseph Chi	106 RICs 19 PIVs 70 other accounts	$217.52 billion $10.48 billion $19.10 billion	1 PIV ($228.6 M); 2 other accounts ($1.7 B)	None	(10)	(15)
Jed Fogdall
	Henry Gray	95 RICs 15 PIVs 70 other accounts
	Lukas Smart(j)	None	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_15(08/15)